UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

As previously reported, on November 1, 2010, PPL Corporation completed its acquisition (the "Acquisition") of all of the limited liability company interests of E.ON U.S. LLC.

(a)  Financial Statements of Business Acquired

In accordance with Rule 3-05(a)(1)(i) of Regulation S-X, filed herewith are the consolidated financial statements of E.ON U.S. LLC and Subsidiaries:

•	Exhibit 99.1, (Audited) Consolidated Financial Statements as of and for the years ended December 31, 2009 and 2008
•	Exhibit 99.2, (Unaudited) Condensed Consolidated Financial Statements as of September 30, 2010, and December 31, 2009, and for the three and nine months ended September 30, 2010 and 2009

The pro forma financial information required to be filed with respect to the Acquisition pursuant to the instructions to this Item 9.01 will be separately filed in a Form 8-K/A report within 71 calendar days of November 5, 2010.

(d)	Exhibits

	23(a)	-	Consent of Independent Accountants (PricewaterhouseCoopers LLP).
	99.1	-
(Audited) Consolidated Financial Statements of E.ON U.S. LLC and Subsidiaries as of and for the years ended December 31, 2009 and 2008 (Exhibit 99.1 to PPL Corporation Form 8-K Report (File No. 1-11459) dated June 21, 2010).

	99.2	-
(Unaudited) Condensed Consolidated Financial Statements of E.ON U.S. LLC and Subsidiaries as of September 30, 2010, and December 31, 2009, and for the three and nine months ended September 30, 2010 and 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  November 5, 2010